The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment . As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without not ice. Assumptions may not prove to be as assumed and results may vary significant ly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4

All records

All records
FICO Score 1	Number of Loans	Current Principal Balance	% by Current Principal Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Minumum Rate	Master & Sub Servicing Fee
491 - 500	6	1,238,205.00	0.11	8.269	6.990	15.269	8.269	0.520
501 - 510	111	23,574,653.00	2.15	8.457	6.990	15.470	8.470	0.520
511 - 520	103	21,998,158.00	2.00	8.617	6.970	15.618	8.618	0.520
521 - 530	133	30,598,426.00	2.79	7.978	6.990	15.007	8.007	0.520
531 - 540	160	31,183,215.00	2.84	8.184	6.990	15.217	8.217	0.520
541 - 550	167	35,562,423.00	3.24	7.889	6.979	14.901	7.901	0.520
551 - 560	245	47,657,515.00	4.34	7.629	6.989	14.609	7.609	0.520
561 - 570	229	39,392,945.00	3.59	7.803	6.988	14.824	7.824	0.520
571 - 580	227	39,169,328.00	3.57	7.619	6.982	14.579	7.579	0.520
581 - 590	432	71,832,797.00	6.54	7.139	6.972	13.993	6.993	0.520
591 - 600	403	51,808,881.00	4.72	7.565	6.957	14.087	7.087	0.520
601 - 610	365	60,316,132.00	5.49	7.180	6.940	13.860	6.860	0.520
611 - 620	336	56,719,322.00	5.16	6.974	6.901	13.629	6.629	0.520
621 - 630	391	62,621,179.00	5.70	7.201	6.913	13.679	6.679	0.520
631 - 640	375	59,739,567.00	5.44	7.061	6.851	13.561	6.561	0.520
641 - 650	375	63,101,940.00	5.75	6.930	6.831	13.479	6.479	0.520
651 - 660	377	59,527,077.00	5.42	6.994	6.858	13.533	6.532	0.520
661 - 670	304	57,687,770.00	5.25	6.781	6.844	13.410	6.410	0.520
671 - 680	283	50,614,869.00	4.61	6.941	6.883	13.523	6.523	0.520
681 - 690	257	52,557,666.00	4.79	6.664	6.833	13.426	6.426	0.520
691 - 700	193	43,292,168.00	3.94	6.770	6.825	13.475	6.469	0.520
701 - 710	161	38,152,486.00	3.47	6.784	6.886	13.585	6.585	0.520
711 - 720	95	20,238,698.00	1.84	6.670	6.846	13.348	6.348	0.520
721 - 730	91	19,675,513.00	1.79	6.903	6.913	13.599	6.599	0.520
731 - 740	69	15,599,114.00	1.42	6.683	6.809	13.459	6.459	0.520
741 - 750	62	13,999,426.00	1.27	6.717	6.852	13.576	6.576	0.520
751 - 760	40	9,585,500.00	0.87	6.409	6.784	13.243	6.243	0.520
761 - 770	25	4,754,659.00	0.43	6.997	6.899	13.900	6.900	0.520
771 - 780	20	6,292,998.00	0.57	6.524	6.810	13.465	6.465	0.520
781 - 790	20	4,809,795.00	0.44	6.715	6.792	13.538	6.538	0.520
791 - 800	14	3,263,883.00	0.30	6.559	6.847	13.506	6.506	0.520
801 - 810	4	1,505,895.00	0.14	7.037	6.990	14.442	7.442	0.520
811 - 820	1	185,489.00	0.02	7.250	6.990	14.250	7.250	0.520
Total:	6,074	1,098,257,690.00	100.00	7.215	6.911	13.999	6.999	0.520

FICO Score 1	Weighted Average Stated Remaining Term	Remaining Amortization Term	Weighted Average Original Term	Weighted Average Initial Cap	Weighted Average Percap Cap	Weighted Average Months to Roll	Weighted Average Original CLTV	FICO Score	Average Current Balance
491 - 500	355	355	360	3.000	1.500	19	71.06	500	206,367.56
501 - 510	353	353	359	3.000	1.500	19	75.29	505	212,384.27
511 - 520	354	354	359	3.000	1.500	19	72.78	515	213,574.35
521 - 530	355	355	360	3.000	1.500	19	74.42	526	230,063.35
531 - 540	355	354	360	3.000	1.500	19	75.08	536	194,895.09
541 - 550	354	354	359	3.000	1.500	19	78.88	546	212,948.64
551 - 560	353	353	358	3.000	1.500	19	83.09	555	194,520.47
561 - 570	353	353	358	3.000	1.500	20	83.45	565	172,021.59
571 - 580	353	351	358	3.000	1.500	20	82.73	576	172,552.11
581 - 590	353	335	358	3.000	1.500	19	82.33	585	166,279.62
591 - 600	350	337	355	3.000	1.500	19	85.03	595	128,558.02
601 - 610	353	336	358	3.000	1.500	20	84.51	605	165,249.68
611 - 620	352	334	358	3.000	1.500	20	83.32	615	168,807.50
621 - 630	352	338	358	3.000	1.500	19	83.94	625	160,156.47
631 - 640	351	337	356	3.000	1.500	20	83.56	636	159,305.51
641 - 650	353	332	358	3.000	1.500	20	84.48	645	168,271.84
651 - 660	352	330	358	3.000	1.500	20	84.01	655	157,896.76
661 - 670	353	327	358	3.000	1.500	20	82.23	665	189,762.40
671 - 680	353	329	358	3.000	1.500	19	84.18	675	178,851.13
681 - 690	353	332	358	3.000	1.500	20	83.10	685	204,504.54
691 - 700	353	330	359	3.000	1.500	20	84.69	696	224,311.75
701 - 710	353	331	358	3.000	1.500	20	83.50	705	236,971.96
711 - 720	354	333	359	3.000	1.500	20	83.04	715	213,038.93
721 - 730	354	341	359	3.000	1.500	20	84.32	725	216,214.42
731 - 740	354	329	359	3.000	1.500	20	83.57	734	226,074.11
741 - 750	354	331	359	3.000	1.500	19	82.69	745	225,797.19
751 - 760	354	329	359	3.000	1.500	21	82.03	754	239,637.50
761 - 770	354	337	359	3.000	1.500	20	84.16	765	190,186.37
771 - 780	355	337	360	3.000	1.500	23	81.33	776	314,649.88
781 - 790	355	337	360	3.000	1.500	19	83.44	785	240,489.73
791 - 800	355	332	360	3.000	1.500	19	79.14	794	233,134.50
801 - 810	291	291	296	3.000	1.500	19	83.58	805	376,473.68
811 - 820	355	355	360	3.000	1.500	19	80.00	813	185,488.78
Total:	353	338	358	3.000	1.500	20	82.51	627	180,812.92

BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.